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Tirat HaCarmel, March 25, 1999

                              [LETTERHEAD OF KPMG]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants of Granite Hacarmel Investments Limited, we hereby consent to the incorporation of our report dated March 23, 1999, included in Form 10-K of Ampal American Israel Corporation, previously filed in Registration Statement File No. 33-51023, and No. 33-55137.

/s/ Somekh Chaikin
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Certified Public Accountants (Israel)